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                                 EXHIBIT 10.18

                                ERNEST H. MCKEE
                              GUARANTY AGREEMENT
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                              GUARANTY AGREEMENT
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KNOW ALL MEN BY THESE PRESENTS:

     In consideration of and as an inducement for STILLWATER NATIONAL BANK AND TRUST COMPANY, STILLWATER, OKLAHOMA (hereinafter referred to as the "Lender"), to loan and advance on this date to WESTWOOD CORPORATION, TANO CORP., NMP CORP., and MC II ELECTRIC COMPANY (hereinafter collectively referred to as the "Debtor"), the principal sum of Two Million Eight Hundred Thousand and No/100 Dollars ($2,800,000.00) in the form of a 5-month Renewal and Amended Revolving Promissory Note of even date herewith (the "Note"), the undersigned, ERNEST H. MCKEE, (hereinafter referred to as the "Guarantor") does hereby agree with the Lender as follows:

     1. The undersigned Guarantor does hereby unconditionally and irrevocably, jointly and severally, guarantee to the Lender, its successors and assigns:

         (a) The complete, faithful and punctual payment and performance of each of the covenants, agreements and obligations of the Debtor contained and set forth in the Note, receipt of a true and complete copy of the same is hereby acknowledged by Guarantor;

         (b) The complete, faithful and punctual performance of each covenant, agreement and obligation of the Debtor and any other party, contained and set forth in any instrument executed for the purpose of securing the payment of the Note ("the Security Instruments") of even date herewith made, executed, acknowledged and delivered to the Lender, receipt of true and complete copies of which Security Instruments is hereby acknowledged by Guarantor;

         (c) That the principal amount of the Note shall be paid upon maturity thereof, whether the same matures by acceleration or otherwise and, that in case of any extension of time for payment or renewal in whole or in part of the Note, all sums payable under the terms thereof shall be promptly paid when due according to such extension or extensions, renewal or renewals; and

         (d) This Guaranty is for the punctual payment, performance and discharge (whether upon acceleration or otherwise in accordance with the terms thereof) of all sums due under the Note or the Security Instruments (all such indebtedness is herein called the "Indebtedness"), together with any and all expenses of, for and incidental to collection, including reasonable attorneys' fees, as hereinabove described, and to no other obligations of Debtor to Lender.

     2. The Lender may, at the option of the Lender, proceed to enforce this Guaranty against the Guarantor (and any collateral securing performance of the Guaranty owned by Guarantor) without first proceeding against the Debtor or any other person liable for payment or performance under the Note or the Security Instruments, and without first proceeding against or exhausting any collateral now or hereafter held by the Lender to secure such payment or performance and without

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setoff in respect to the value of any such collateral. Provided, however, nothing contained herein will limit the Lender in exercising any rights under the Note or the Security Instruments. Should Lender proceed against any collateral, Guarantor will be entitled to a setoff as to the amount bid for the collateral at any judicial sale. On the occurrence of any Event of Default under the Note, the Security Instruments, or this Guaranty, the Lender will be entitled to selectively and successively enforce any one or more of the rights held by the Lender and such action will not be deemed a waiver of any other right held by Lender. All of the remedies of Lender under the Note and the Security Instruments are cumulative and not alternative.

     3. Guarantor does hereby waive: notice of acceptance hereof; notice of the extension of credit from time to time given by Lender to Debtor and the creation, existence or acquisition of any indebtedness hereby guaranteed; notice of the amount of indebtedness of Debtor to Lender from time to time subject, however, to Guarantor's right to make inquiry of Lender to ascertain the amount of indebtedness at any reasonable time; notice of adverse change in Debtor's financial condition or of any other fact which might increase Guarantor's risk; notice of presentment for payment, demand, protest and notice thereof as to any instrument; notice of default; and all other notices and demands to which Guarantor might otherwise be entitled. Guarantor agrees to be bound to the payment of the Indebtedness of Debtor to Lender whether now existing or hereafter accruing as fully as if such indebtedness was directly owing to Lender by Guarantor. Until all of Indebtedness shall have been paid in full, Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of the Debtor or to any collateral for the Indebtedness of Debtor. If the Debtor or any Guarantor should at any time become insolvent or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Debtor or any Guarantor, any and all of the obligations of the Guarantor shall forthwith become due and payable without notice.

     4. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lender may compromise or settle, extend the period of duration or the time for the payment or discharge or performance of, or may refuse to enforce or may release all or any parties to any and all of said Indebtedness, or may grant other indulgences to the Debtor in respect thereof, or may amend or modify in any manner any documents or agreements relating to such Indebtedness (other than this Guaranty) or may release, surrender, exchange, modify, impair, or extend the period of duration or time for the performance, discharge, or payment of, any and all deposits and other property securing the Indebtedness or on which Lender at any time may have a lien, or may refuse to enforce its rights, or may make any compromise or settlement or agreement therefor, in respect of any and all of such deposits and property, or with any party to the Indebtedness, or with any other person, firm or corporation whatsoever, or may release or substitute any one or more of the endorsers or guarantors of the Indebtedness whether parties to this instrument or not, or may exchange, enforce, waive or release any security for any guaranty of the Indebtedness.

     5. Guarantor consents and agrees that Lender shall be under no obligation to marshal any assets in favor of Guarantor or against Guarantor or in payment of any or all of the Indebtedness. Guarantor agrees to pay all expenses incurred by Lender in connection with enforcement of its rights

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under this Guaranty, as well as court costs, collection charges and reasonable attorneys' fees and disbursements. Guarantor further agrees that to the extent Debtor makes payment or payments to Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

     6. Any and all present and future debts and obligations of the Debtor to the Guarantor are hereby waived and postponed in favor of; and subordinated to the full payment of Indebtedness by the Debtor to Lender.

     7. Guarantor agrees that the liability of Guarantor under this Guaranty shall be immediate and shall not be contingent upon the exercise or enforcement by Lender of whatever remedies it may have against the Debtor or others, or the enforcement of any lien or realization upon any security which Lender may at any time possess.

     8. In the event of the death of the Guarantor, this Guaranty shall continue in effect against his estate.

     9. Guarantor agrees that he will promptly execute and deliver to Lender or its designee written reaffirmation of Guarantor's obligations hereunder if so requested by Lender from time to time. Guarantor's absolute obligation to make such reaffirmations is not to be construed to infer an absence of liability on Guarantor's behalf in any instance in which the Guarantor is not asked to reaffirm (or fails to reaffirm) his obligations, notwithstanding any modification of Debtor's obligations to Lender.

     10. The Guarantor agrees that all the rights, benefits and privileges herein and hereby conferred upon Lender shall vest in, and be enforceable by Lender, its successors and assigns.

     11. This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of Oklahoma. As part of the consideration of Lender's granting credit to Debtor, Guarantor hereby agrees that all actions or proceedings arising directly or indirectly hereunder may, at the option of Lender, be litigated in courts having situs within the state named in the previous sentence, and Guarantor hereby expressly consents to the jurisdiction of any local, state or federal court located within said state, and consents that any service of process in such action or proceeding may be made by personal service upon Guarantor wherever Guarantor may be then located, or by certified or registered mail directed to Guarantor at his last known address.

     12. Guarantor hereby acknowledges that he is entering into this Guaranty to induce Lender to make a loan to Debtor in the amount of Two Million Eight Hundred Thousand and No/100 Dollars ($2,800,000.00), to be used for the operation of the businesses conducted by the Debtor.

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     13. Notwithstanding anything to the contrary contained herein, the aggregate liability of Guarantor under this Agreement will not be greater than Eight Hundred Thousand and No/100 Dollars ($800,000.00).

     IN WITNESS WHEREOF, Guarantor has hereunto subscribed his name this 25th day of October, 2000.



                                  /s/ Ernest H. McKee
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                                  Ernest H. McKee

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